SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of _________, 2006 by and between HEALTHRENU MEDICAL, INC., a Nevada corporation, having offices at 12777 Jones Road, Suite 481, Houston, TX 77070 ("Debtor"), and ______________, having an address at _______________________________ ("Secured
Party"). This Agreement is made with reference to the following facts:

      WHEREAS, Secured Party has provided a loan to Debtor in the aggregate amount of $_________ (the "Loan") pursuant to the terms and conditions of that certain Subscription Agreement and Promissory Note dated as of even date herewith and in accordance with the terms of the private placement offering as described in the Debtor's Confidential Offering Memorandum dated February 8, 2006; and

      WHEREAS, Secured Party has agreed to make the Loan to Debtor provided that Debtor grants a security interest to Secured Party in substantially all of the assets of Debtor.

      NOW, THEREFORE, in consideration for Secured Party making the Loan to Debtor, and in consideration of the foregoing recitals, and the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Grant of Security Interest. Debtor hereby grants to Secured Party a continuing lien on and security interest in the property described or referred to in Paragraph 2 below (the "Collateral") to secure prompt payment and full performance of the liabilities described in Paragraph 3 below (collectively, the "Liabilities"). The security interest described herein shall be subordinate to the existing security interests set forth on Exhibit B attached hereto, as well as any security interests held by any purchase money security interest holder, any bank or any financial institution which requests a security interest in the Debtor's assets for the purpose of financing the Debtor's operations or purchasing inventory (together, the "Prior Security Holders").

      2. Collateral. The Collateral consists of all of Debtor's assets, now owned and hereafter acquired, disclosed in Exhibit A attached hereto and made a part hereof.

      3. Liabilities. The liabilities ("Liabilities") secured under this Agreement are all liabilities of Debtor to Secured Party as set forth above.

      4. Title to Collateral. Debtor has good and marketable title to the Collateral free and clear of any and all liens or other security interests except as set forth on Exhibit B attached hereto. Debtor agrees to defend, at its cost and expense, any action which may affect the Secured Party's security interest in the Collateral.

      5. Proceeds of Collateral. Subject to the rights of the Prior Security Holders, upon the occurrence of an Event of Default (defined below) under this Security Agreement, any cash proceeds of the Collateral received by Debtor shall be immediately paid or delivered to the Secured Party, and any non-cash proceeds shall be endorsed over, assigned and delivered to the Secured Party, to be applied against the Liabilities due. Upon the occurrence of an Event of Default hereunder, and subject to the rights of the Prior Security Holders, the Secured Party shall have the right, in addition to its rights and remedies available at law or in equity, to notify the account debtors of the Secured Party's security interest in the Collateral and direct the account debtor(s) to remit all subsequent payments on account of the collateral directly to the Secured Party. Debtor covenants and agrees to execute such documents or instruments as may be reasonably necessary or appropriate to confirm and perfect the Secured Party's security interest in any proceeds of Collateral.

      6. Debtor's Covenants. Debtor covenants and agrees to:

            (a) appear in and defend, at Debtor's own expense, any action or proceeding which may affect Debtor's title to or Secured Party's interest in the Collateral;

            (b) procure or execute and deliver, from time to time, in form and substance satisfactory to Secured Party, any endorsements, assignments, financing statements or other writings deemed necessary or appropriate by Secured Party to perfect, maintain or protect Secured Party's security interest in the Collateral, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as Secured Party may request to effectuate the intent of this Agreement;

            (c) keep accurate and complete records of the Collateral and provide Secured Party during normal business hours and upon reasonable notice with access thereto and to Debtor's financial records, in each case with the right to make extracts therefrom;

            (d) provide Secured Party during normal business hours and upon reasonable notice with access to the Collateral, and with such other information as Secured Party may reasonably request from time to time; and

            (e) maintain and preserve its corporate existence, and all rights, privileges, franchises and other authority necessary for the conduct of its business.

      7. Debtor's Principal Places of Business. Debtor represents and warrants that its chief executive office and principal place of business is located at 12777 Jones Road, Suite 481, Houston, TX 77070. Debtor further represents and warrants that all of the records of Debtor relating to the Collateral, and the other books, records, journals, orders, receipts and correspondence of Debtor, are located at and shall only be kept at Debtor's chief executive office. Debtor will promptly notify Secured Party in writing at least thirty (30) days prior to any proposed change of Debtor's place of business or chief executive office and will execute such documents as may be necessary or appropriate to protect Secured Party's security interest in the Collateral.

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      8. Debtor's Books and Records. Debtor shall promptly make, stamp or record such entries or legends on Debtor's internal books and records to indicate and disclose that the Secured Party has a security interest in the Collateral.

      9. Perfection of Security Interest.

            (a) Simultaneously with the execution of this Agreement, Debtor shall deliver or cause to be delivered to Secured Party any and all documents evidencing ownership of the Collateral, which shall be held by Secured Party until all Liabilities are satisfied by Debtor.

            (b) Debtor shall execute and/or hereby consents to the execution and filing by Secured Party of such further instruments and documents, including Uniform Commercial Code financing statements, as may be required by Secured Party in order to render effective the terms and conditions of this Agreement. Any such Uniform Commercial Code financing statements are to be filed in such locations as Secured Party may require, at Debtor's sole expense. Debtor shall provide Secured Party with satisfactory evidence that any common law or statutory liens affecting the Collateral have been subordinated in favor of Secured Party's security interest. Debtor shall also provide Secured Party with true copies of all documents (negotiable or non-negotiable) which evidence bailments together with evidence that all bailees have acknowledged that they hold the Collateral for the benefit of Secured Party if required by Secured Party.

      10. Authorized Action By Secured Party.

            (a) After the occurrence of any "Event of Default" (as defined below) and while it is continuing, Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall not incur any liability to Debtor or any third party for failure so to
do) any act which Debtor is obligated by this Security Agreement to do, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including, without limitation, the right to:

                  (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;

                  (ii) enter into any extension, deposit or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral;

                  (iii) discharge taxes, liens, interest, or perform or cause to be performed on behalf of Debtor any actions, obligations, or covenants which Debtor has failed or refused to perform;

                  (iv) process and preserve the Collateral; and

                  (v) make any compromise, settlement or adjustment, and take any action it deems advisable, with respect to the Collateral.

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

            (b) Debtor agrees to reimburse Secured Party upon demand for any costs and expenses, including attorneys' fees, Secured Party may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Liabilities secured hereby and are payable upon demand, with interest thereon at the rate applicable to the obligations under the Note.

            (c) It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Liabilities or with respect to the Collateral.

            (d) Whether or not Debtor is in default, Debtor agrees that Secured Party may at any time send verification requests, and so long as an Event of Default has not occurred, such requests will not identify Secured Party to any account debtor on any Collateral.

            (e) If Debtor's records are prepared or retained by a computer service company or any accountant or accounting service, so long as any Liabilities are outstanding, Debtor grants Secured Party the absolute and irrevocable right, with reasonable notice to Debtor, to inspect such records (including Debtor's internal work papers), receive duplicate copies of all information furnished to Debtor and prepared by such company, accountant or accounting service, and agrees to furnish such consents as may be necessary to effectuate the same. Debtor further agrees to promptly notify Secured Party of the name and address of such company, accountant or accounting service and of any change in respect thereof.

            (f) All the foregoing powers authorized herein, being coupled with an interest, are irrevocable so long as any Liabilities are outstanding.

      11. Default. The occurrence of any of the following events or conditions (herein "Events of Default") shall constitute an Event of Default hereunder:

            (a) Debtor fails to perform, keep or observe any covenant (other than for payment of Liabilities) within five (5) calendar days of the date Debtor is required to perform, keep or observe such covenant;

            (b) non-payment of any of the Liabilities as and when due and payable to Secured Party; or

            (c) the Collateral or any portion thereof shall have been sold or transferred (other than in the ordinary course of business) or subject to any other liens or encumbrances, without prior written consent of Secured Party; or

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            (d) any bankruptcy or other insolvency proceeding is commenced by
Debtor, or any such proceeding is commenced against Debtor and remains undischarged or unstayed for forty-five (45) days.

      12. Remedies. Upon the occurrence and during the continuation of any Event of Default, Secured Party may, at its option, without notice to or demand on Debtor, declare all Liabilities immediately due and payable, and Secured Party shall have all the default rights and remedies of a secured party under the California Uniform Commercial Code and other applicable law as well as the following rights and remedies, all of which may be exercised with or without further notice to Debtor subject to the rights of the Prior Security Holders:

            (a) to the extent permitted by law, to notify any and all obligors and account debtors on the Collateral that the same has been assigned to Secured Party and that all payments thereon are to be made directly to Secured Party;

            (b) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, make allowances and adjustments and to issue credits in Secured Party's name or in the name of Debtor in respect thereof;

            (c) to enter any premises where any Collateral may be located and to take possession of and remove the Collateral, with or without judicial process;

            (d) to sell or otherwise dispose of the Collateral or any part thereof, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

            (e) to remove from any premises where the same may be located, any and all documents, instruments, files and records relating to the collateral, and Secured Party may, at Debtor's expense, use the supplies and space of Debtor at its places of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon;

            (f) to endorse Debtor's name on all checks, notes, drafts, money orders or other forms of payment of or security for the Collateral;

            (g) prepare and file any bankruptcy proofs of claim or similar documents against any account debtor;

            (h) prepare and file any notice, assignment, satisfaction or release of lien, UCC termination statement or similar document.

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

            (i) receive, open and dispose of all mail addressed to Debtor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; and

            (j) take or bring, in Secured Party's name or in the name of Debtor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable.

      13. Application of Proceeds of Collateral. The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral, subject to the rights of the Prior Security Holders, shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Liabilities secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in Secured Party's discretion. The balance, if any, shall be paid in accordance with applicable law or as a court of competent jurisdiction may direct. Debtor shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

      14. Cumulative Rights. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party under any statute or rule of law or any other document, instrument or agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

      15. Waiver. Any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power prior to pursuing Debtor in respect of the Liabilities.

      16. Setoff. Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Liabilities in the same manner as if the Liabilities were unsecured.

      17. Binding Upon Successors. All rights of Secured Party under this Agreement shall inure to the benefit of Secured Party and its successors and assigns, and all obligations of Debtor shall bind the Debtor and its successors and assigns.

      18. Entire Agreement; Severability. This Agreement contains the entire security agreement between Secured Party and Debtor with respect to the Collateral. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

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

      19. Further Assurances. Debtor agrees that it shall, upon request, execute and deliver any financing statement, continuation statement or other agreement in writing necessary to evidence, preserve, protect or enforce the Secured Party's rights and interests in the Collateral.

      20. References. The captions or titles of the paragraphs of this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

      21. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the New York Uniform Commercial Code.

                  DEBTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO
            THE JURISDICTION OF THE SUPERIOR COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK, AS SECURED PARTY MAY DEEM APPROPRIATE, OR IF REQUIRED, THE MUNICIPAL COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND DEBTOR WAIVES ANY OBJECTION RELATING TO THE BASIS FOR PERSONAL OR IN REM JURISDICTION OR TO VENUE WHICH IT MAY NOW OR HEREAFTER HAVE IN ANY SUCH SUIT, ACTION OR PROCEEDING. DEBTOR WAIVES ALL RIGHTS TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

      22. Attorneys' Fees. If any legal action or proceeding shall be commenced at any time by any party to this Agreement in connection with the interpretation of this Agreement or the enforcement of any rights or remedies hereunder, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

      23. Notice. Any written notice, consent or other communication provided for in this Agreement shall be delivered personally (effective upon delivery), via overnight courier (effective the next day after dispatch) or via U.S. Mail (effective 3 days after mailing, postage prepaid, first class) to each party at its address set forth next to its signature below, or to such other address as either party shall specify to the other; provided, that all notices to Secured Party shall be copied to any assignee of Secured Party's rights hereunder.

      24. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Address for Notices:                      DEBTOR:

12777 Jones Road
Suite 481
Houston, TX 77070                         By:
                                             --------------------
                                             Robert W. Prokos
                                             President & Chief Executive Officer

Address for Notices:                      SECURED PARTY:

---------------------------               -----------------------------

---------------------------               -----------------------------

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                                    EXHIBIT A

                     Debtor:  HealthRenu Medical, Inc.

                     Secured Party:
                                   -------------------

      "Collateral" shall mean the following:

      (a) all of Debtor's inventory, including, but not limited to, all goods intended for sale or lease by Debtor, or for display or demonstration, all work in process, all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Debtor's business, and all documents evidencing and general intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Debtor; and

      (b) all present and future accounts receivable.

                                    EXHIBIT B

                     Schedule of Existing Security Interests

                                [To be provided]